BUTLER NATIONAL CORPORATION 19920 W. 161st Street Olathe, Kansas 66062 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS December 15, 2004
To the Shareholders of Butler National Corporation:

Notice is hereby given that the Annual Meeting of Shareholders of Butler National Corporation (the "Company") will be held at the Holiday Inn-Olathe, 1010 West 151st Street, Olathe, Kansas, on Tuesday, January 25, 2005, at 11:00 a.m., for the following purposes:

1. To elect one (1) director to hold office for a term of three (3) years or until a successor is elected and qualified.

2. To ratify the selection of Weaver & Martin, L.L.C. as auditors for the fiscal year ending April 30, 2005.

3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on December 14, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.
By Order of the Board of Directors, /S/ William A. Griffith WILLIAM A. GRIFFITH, Secretary
Olathe, Kansas December 15, 2004

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

BUTLER NATIONAL CORPORATION 19920 W. 161st Street Olathe, Kansas 66062 PROXY STATEMENT

GENERAL

This Proxy Statement is furnished to our shareholders in connection with the solicitation of proxies by our Board of Directors to be voted at the Annual Meeting of Shareholders to be held on January 25, 2005, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by us, Butler National Corporation (the "Company"). In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone, telegraph, or in person. We may also request banks and brokers to solicit their customers who have a beneficial interest in our Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Any proxy may be revoked at any time before it is voted by written notice to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; but if not so revoked, the shares represented by such proxy will be voted. The mailing of this proxy statement to our shareholders commenced on or about December 20, 2004. Our corporate offices are located at 19920 W. 161st Street, Olathe, Kansas 66062 and our telephone number is (913) 780-9595.

We have outstanding only one class of Common Stock, par value $0.01 per share ("Common Stock"), of which 40,725,871 shares were issued, outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote. Shareholders may not cumulate votes in the election of directors. Only shareholders of record at the close of business on December 14, 2004, will be entitled to vote at the meeting. The presence in person or by proxy of the holders of 35% of the shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting.

VOTING

Our Bylaws require that 35% of the votes of the shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting be present in person or represented by Proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Provided a quorum is present, the affirmative vote of (a) a plurality of the votes cast by the holders of our Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote on the subject matter is required for the election of directors and for the approval of the actions described herein. Votes that are cast against the proposals are counted both for purposes of determining the presence or absence of a quorum for the transaction of business and for purposes of determining the total number of votes cast on a given proposal. Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast on a given proposal, and therefore will have the same effect as a vote against a given proposal. Broker non-votes (i.e., a proxy card returned by a holder on behalf of its beneficial owner that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote) will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal for which authorization to vote was withheld. Accordingly, broker non-votes will not be considered as votes cast and thus will not affect the outcome of voting on a proposal.

SHAREHOLDER PROPOSALS

The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules.
The Butler National Corporation 2005 Annual Meeting of Shareholders is expected to be held on or about October 4, 2005, and proxy materials in connection with that meeting are expected to be mailed on or about September 1, 2005. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before June 6, 2005.

Shareholder Communications to the Board. Shareholders may contact an individual director, the Board as a group, or a specified Board committee or group, including non-employee directors as a group, by the following means:

Mail: Butler National Corporation
19920 W. 161st Street
Olathe, KS 66062
Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of communication. The Company will initially receive and process communications before forwarding them to the addressee. The Company generally will not forward to the directors a shareholder communication that it determines to be primarily commercial in nature or relates to an improper irrelevant topic, or that requests general information about the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, with respect to our Common Stock (the only class of voting securities), the only persons known to be beneficial owners of more than five percent (5%) of any class of our voting securities as of July 9, 2004.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Clark D. Stewart 19920 West 161st Street Olathe, Kansas 66062	5,571,390(2)	13.8%
R. Warren Wagoner 19920 West 161st Street Olathe, Kansas 66062	4,463,983(3)	11.1%

(1) Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct, and beneficial ownership as shown in the table arises from sole voting power and sole investment power.

(2) Includes 2,700,000 shares, which may be acquired by Mr. Stewart pursuant to the exercise of stock options, which are exercisable.

(3) Includes 1,800,000 shares, which may be acquired by Mr. Wagoner pursuant to the exercise of stock options, which are exercisable.

The following table sets forth, with respect to our Common Stock (the only class of voting securities), (i) shares beneficially owned by all directors and named executive officers of Butler National Corporation, and (ii) total shares beneficially owned by directors and officers as a group, as of April 30, 2004.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Larry B. Franke	571,000(6)	1.4%
William A. Griffith	1,231,983(5)	3.1%
David B. Hayden	1,513,683(7)	3.8%
William E. Logan	985,000(3)	2.4%
Clark D. Stewart	5,571,390(2)	13.8%
R. Warren Wagoner	4,463,983(4)	11.1%
Christopher J. Reedy	305,000(8)	0.8%
All Directors and Executive Officers as a Group (11 persons)	16,122,039(9)	39.8%

(1) Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct and beneficial ownership as shown in the table arises from sole voting power and sole investment power.
(2) Includes 2,700,000 shares, which may be acquired by Mr. Stewart pursuant to the exercise of stock options, which are exercisable.
(3) Includes 935,000 shares, which may be acquired by Mr. Logan pursuant to the exercise of stock options, which are exercisable.
(4) Includes 1,800,000 shares, which may be acquired by Mr. Wagoner pursuant to the exercise of stock options, which are exercisable.
(5) Includes 425,000 shares, which may be acquired by Mr. Griffith pursuant to the exercise of stock options, which are exercisable.
(6) Includes 571,000 shares, which may be acquired by Mr. Franke pursuant to the exercise of stock options, which are exercisable.
(7) Includes 775,000 shares, which may be acquired by Mr. Hayden pursuant to the exercise of stock options, which are exercisable.
(8) Includes 300,000 shares, which may be acquired by Mr. Reedy pursuant to the exercise of stock options, which are exercisable.
(9) Includes 8,986,000 shares for all directors and executive officers as a group, which may be acquired pursuant to the exercise of stock options, which are exercisable.

ELECTION OF DIRECTORS (Proposal No. 1)

The number of directors constituting our Board of Directors has been fixed at five (5). The Board is comprised of the following three classes of directors: William A. Griffith as a Class I Director; David B. Hayden and William E. Logan as Class II Directors; and Clark D. Stewart and R. Warren Wagoner as Class III Directors. The initial term of the Class I Directors was for a one year term or until his successor was elected and qualified and the election for the Class I is at the 2004 annual meeting, the initial term of the Class II Directors is two years after their initial election and Class II Directors will serve until the 2005 annual meeting or their successors are elected and qualified. The initial term of the Class III Directors is three years after their initial election and Class III Directors will serve until the 2006 annual meeting or until their successors are elected and qualified. After the expiration of the initial term, each class of Directors shall be elected to a three year term. Directors shall hold office until their successors have been elected and qualified.

The Board of Directors has nominated for election William A. Griffith. The nominee is currently a member of the Board of Directors. The nominee was elected by the shareholders. It is intended that proxies solicited will be voted for such nominee. The Board of Directors believes that the nominee named below will be able to serve, but should the nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
The names and ages of the directors, their principal occupations for at least the past five years are set forth below, based on information furnished by the directors.
Name of Nominee and Director and Age	Served Since	Principal Occupation for Last Five Years and Other Directorships
Clark D. Stewart 64 (n2)	1989

President of our Company from September 1, 1989 to present. President of Tradewind Systems, Inc. (consulting and computer sales) 1980 to present; Executive Vice President of RO Corporation (manufacturing) 1986 to 1989; President of Tradewind Industries, Inc. (manufacturing) 1979 to 1985. Mr. Stewart is also a member of the Board of Directors of TransFinancial Holdings, Inc.

R. Warren Wagoner 52 (n2)	1986

Chairman of the Board of Directors of our Company since August 30, 1989 and President of our Company from July 26, 1989 to September 1, 1989. Sales Manager of Yamazen Machine Tool, Inc. from March, 1992 to March, 1994; President of Stelco, Inc. (manufacturing) 1987 to 1989; General Manager, AmTech Metal Fabrications, Inc., Grandview, MO 1982 to 1987.

William A. Griffith 57 (n1)(n2)	1990

Secretary of our Company, President of Griffith and Associates (management consulting) since 1984. Management consultant for Diversified Health Companies (management consulting) from 1986 to 1989. Chief Executive Officer of Southwest Medical Center (hospital) from 1981 to 1984.

David B. Hayden 58 (n1)(n2)	1996

Co-owner and President of Kings Avionics, Inc. since 1974 (avionics sales and service). Co-owner of Kings Aviation LLP (aircraft fixed base operation and maintenance) since 1994. Field Engineer for King Radio Corporation (avionics manufacturing) 1966 to 1974.

William E. Logan 66 (n1)(n2)	1990

Former Vice President and Treasurer of WH of KC, Inc. (Wendy's franchisee) June 1984 to present. Vice President and Treasurer of Valley Foods Services, Inc. (wholesale food distributor) June 1988 to April 1993.

(n1) Audit Committee (n2) Compensation Committee

During the fiscal year ended April 30, 2004, the Board of Directors met eight times. Each director attended 100% of the meetings of the Board of Directors. All Directors are expected to attend all meetings of the Board of Directors and the Annual Shareholders meeting. Members of the Board who are not otherwise our paid employees (all except Mr. Stewart) are paid $100 for each meeting attended. The Board of Directors has an Audit Committee, and a Compensation Committee, but no Nominating Committee. The Board of Directors believes that the responsibilities of a Nominating Committee can be handled as a function of the Board of Directors as a whole. During fiscal 2004, the Audit Committee consisted of David Hayden, William E. Logan and William A. Griffith. Its function is to assist the President in the review of our financial performance and operations. The Audit Committee met four times during the fiscal year ended April 30, 2004 and all members of the Audit Committee attended the meeting.

During fiscal 2004, the Compensation Committee consisted of the Board of Directors. Its function is to assist the President in periodic reviews of the performance of management, which in turn leads to salary review and recommendations for salary adjustment. The Compensation Committee met one time during the fiscal year ended April 30, 2004 and all members attended the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MR. GRIFFITH FOR ELECTION AS A DIRECTOR OF BUTLER NATIONAL CORPORATION.

Our executive officers are elected each year at the annual meeting of the Board of Directors held in conjunction with the annual meeting of shareholders and at special meetings held during the year. The executive officers are as follows:

Name			Age	Position
R. Warren Wagoner			52	Chairman of the Board of Directors
Clark D. Stewart			64	President and Chief Executive Officer
Christopher J. Reedy			38	Vice President
William A. Griffith			57	Secretary
Angela Seba			40	Chief Financial Officer
Kathy L. Gorrell			44	Treasurer
Jon C. Fischrupp			64	President of Butler National Services, Inc., a wholly-owned subsidiary of Butler National Corporation
Larry W. Franke			60	President of Avcon Industries, Inc., a wholly-owned subsidiary of Butler National Corporation
Jeffery H. Shinkle			35	President of BCS Design, Inc., a wholly-owned subsidiary of Butler National Corporation

R. Warren Wagoner was General Manager, Am-Tech Metal Fabrications, Inc. from 1982 to 1987. From 1987 to 1989, Mr. Wagoner was President of Stelco, Inc. Mr. Wagoner was Sales Manager for Yamazen Machine Tool, Inc. from March 1992 to March 1994. Mr. Wagoner was President of the Company from July 26, 1989, to September 1, 1989. He became our Chairman of the Board on August 30, 1989.

Clark D. Stewart was President of Tradewind Industries, Inc., a manufacturing company, from 1979 to 1985. From 1986 to 1989, Mr. Stewart was Executive Vice President of RO Corporation. In 1980, Mr. Stewart became President of Tradewind Systems, Inc. He became our President in September of 1989.

Christopher J. Reedy worked for Colantuono & Associates, LLC from 1997 to 2000 in the area of aviation, general business and employment counseling, and from 1995 to 1997 with the Polsinelli, White firm. He was involved in aviation product development and sales with Bendix/King, a division of Allied Signal, Inc. from 1988 through 1993. Mr. Reedy joined the Company in November 2000.

William A. Griffith was Chief Executive Officer of Southwest Medical Center (hospital) from 1981 to 1984. Mr. Griffith was a management consultant for Health Pro from 1984 to 1986 and for Diversified Health Companies from 1986 to 1989. Mr. Griffith has been President of Griffith and Associates, management consulting, since 1984. Mr. Griffith became our Secretary in 1992.

Angela Seba was the controller of A&M products, a subsidiary of First Brands Corporation from 1995 to 1998. From 1998 to 2000 Ms. Seba was a Senior Business Systems Analyst for Black & Veatch of Kansas City; the largest privately held engineering firm in the United States. Ms. Seba was the CFO of Peerless Products, Inc. a manufacturer of customized windows from 2000 to 2001. Ms. Seba joined us in October of 2001 as Chief Financial Officer.

Kathy L. Gorrell was Assistant Cashier at Weslayan Bank in Houston, Texas from 1983 to 1985 and then at Spring National Bank in Spring, Texas from 1985 to 1987. Ms. Gorrell was a building IT coordinator with the Kansas USD #233 before joining the Company in February 1997 as a special projects coordinator. Ms. Gorrell became Treasurer and Chief Information Officer of the Company in February 1998.

Jon C. Fischrupp was President of Lauderdale Services, Inc. ("LSI") from June 14, 1978, until May 1, 1986, at which time we acquired LSI and he became President of LSI (now known as Butler National Services, Inc.)

Larry W. Franke was Vice President and General Manager of Kansas City Aviation Center from 1984 to 1992. From 1993 to 1994 he was Vice President of Operations and Sales for Marketlink, an aircraft marketing company. Mr. Franke joined our Company in July 1994 as Director of Marketing and was promoted in August 1995 to Vice President of Operations and Sales. Mr. Franke is currently President of Avcon Industries, Inc. and Vice President of our Aircraft Modifications segment.

Jeffery H. Shinkle was a project architect for GLPM Architects in Lawrence, Kansas from 1992 to 1995 and then joined the firm of Devine deFlon Yeager Architects in Kansas City, Missouri from 1995 to 1997. Mr. Shinkle joined our Company in January 1997 to design and construct the Stables in Miami, Oklahoma. Mr. Shinkle is currently President of BCS Design, Inc.

COMPENSATION OF EXECUTIVE OFFICERS

The following table provides certain summary information concerning compensation paid or accrued by us to or on behalf of our Chief Executive Officer and each of our other most highly compensated executive officers whose salary and bonus exceeded $100,000 (determined as of the end of the last fiscal year) for the fiscal years ended April 30, 2004, 2003, and 2002:

Summary Compensation Table
					Long Term Compensation
		Annual Compensation			Awards		Payouts

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options (no.) (1)	LTIP Payouts ($)	All Other Compensation ($)
Clark D. Stewart, President and CEO, Director	04 03 02	297,345 287,400 245,589	- - -	- - -	- - -	- 325,000 150,000	- - -	- - -

Christopher J. Reedy, Vice President	04 03 02	139,337 121,006 100,720	- - -	- - -	- - -	- 150,000 50,000	- - -	- - -

Larry W. Franke, President of Avcon Industries	04 03 02	155,778 143,006 128,542	- - -	- - -	- - -	- 100,400 50,000	- - -	- - -
(1) Represents options granted or (cancelled) pursuant to our Nonqualified Stock Option Plans.
OPTION GRANTS, EXERCISES AND HOLDINGS
The following table provides further information concerning grants of stock options pursuant to the 1989 Nonqualified Stock Option Plan during fiscal year 2004 to the named executive officers:
OPTION GRANTS IN LAST FISCAL YEAR
Individual Grants
No options were granted in the last fiscal year
The following table provides information with respect to the named executive officers concerning options exercised and unexercised options held as of the end of our last fiscal year:
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
					Number of Securities Underlying Unexercised Options at FY-End (No.)		Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise (No.)		Value Realized ($)		Exercisable/Unexercisable		Exercisable/Unexercisable
Clark D. Stewart, Chief Executive Officer	0		0		2,700,000 / 0		550,900 / 0
Christopher J. Reedy, Vice President	0		0		300,000 / 0		120,500 / 0
Larry W. Franke, President of Avcon Industries	0		0		571,000 / 0		149,406 / 0

COMPENSATION OF DIRECTORS

Each non-officer director is entitled to a director's fee of $100 for meetings of the Board of Directors which he attends. Officer-directors are not entitled to receive fees for attendance at meetings.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS.

On April 30, 2001, we extended the employment agreement through August 31, 2006 with Clark D. Stewart under the terms of which Mr. Stewart was employed as our President and Chief Executive Officer. On January 27, 2004 the Company extended the employment agreement with Mr. Stewart with the terms as currently provided including annual increases of 5% through December 31, 2010. In the event Mr. Stewart is terminated from employment with us other than "for cause", Mr. Stewart shall receive as severance pay an amount equal to the unpaid salary for the remainder of the term of the employment agreement. Mr. Stewart is also granted an automobile allowance of $600 per month.

AUDIT COMMITTEE REPORT - Item 7(d)(3)

The Audit Committee is comprised of Mr. David Hayden, Mr. William A. Griffith, and Mr. William Logan. The Audit Committee has reviewed and discussed the audited financial statements with our management.

The Audit Committee has also discussed with the independent auditors the matters required to be discussed by SAS No. 61, and received from the auditors disclosures regarding the auditors independence as required by Independence Standards Board Standard No. 1.
Based upon the Audit Committees review of the audited financials, the Audit Committee recommended to the Board of Directors that the audited financials be included in our Annual Report on Form 10-K.

We have assessed the independence of the members of the Audit Committee according to the definition of independence in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange (NYSE) listing standards. Mr. Logan and Mr. Hayden are independent within the NYSE listing standard definition. Mr. Griffith is not independent under the NYSE definition. Mr. Griffith is our Secretary. Officers are not independent under the NYSE definition.

The Audit Committee report is submitted by:
David B. Hayden William A. Griffith
William E. Logan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board of Directors is comprised of Mr. Wagoner, Mr. Stewart, Mr. Griffith, Mr. Hayden and Mr. Logan. Mr. Wagoner is the Chairman, Mr. Stewart is the President and Chief Executive Officer of the Company and Mr. Griffith is the Secretary of the Company.

During fiscal 2004, the consulting firm of Griffith & Associates was paid for business consulting services rendered to the Company in the approximate amount of $87,080. William A. Griffith, who is a director of the Company, is a principal at Griffith & Associates. It is anticipated that Griffith & Associates will continue to provide services for our Company.

During fiscal 2004, the consulting firm of Butler Financial Corporation was paid for business consulting services rendered to the Company in the approximate amount of $96,000. R. Warren Wagoner, who is a director of the Company, is a principal at Butler Financial Corporation. It is anticipated that Butler Financial Corporation will continue to provide services for us.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

On April 30, 2001, we extended the employment agreement through August 31, 2006 with Clark D. Stewart under the terms of which Mr. Stewart was employed as our President and Chief Executive Officer. On January 27, 2004 the Company extended the employment agreement with Mr. Stewart with the terms as currently provided including annual increases of 5% through December 31, 2010. In the event Mr. Stewart is terminated from employment with the Company other than "for cause", Mr. Stewart shall receive as severance pay an amount equal to the unpaid salary for the remainder of the term of the employment agreement. Mr. Stewart is also granted an automobile allowance of $600 per month.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

On an annual basis, the Compensation Committee reviews the salaries and performance adjustments of the executive officers and oversees the administration of our compensation program.

In accordance with Securities and Exchange Commission rules designed to enhance disclosure of companies' policies toward executive compensation, the following report is submitted by the below listed committee members in their capacity as the Board's Compensation Committee. The report addresses our Company's compensation policy as it related to the executive officers for fiscal 2004.

General Compensation Policy. The Compensation Committee of the Board of Directors was, and continues to be, guided by a belief that executive compensation should reflect our performance (as evidenced by revenue, operating ratio (operating expenses divided by operating revenue), operating income and earnings per share), while at the same time considering surrounding competitive pressures, retention of key executive officers and individual performance as evidenced by informal evaluations. The Compensation Committee has not yet adopted a policy with respect to the $1,000,000 limitation on deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

2004 Compensation. To meet the goals of our compensation policy, the executive compensation package integrates (i) annual base salary, (ii) current year performance adjustments to such salary, and (iii) stock option grants under our 1989, 1993 and 1995 Plans. The overall compensation policy, as implemented, endeavors to enhance our profitability (and, thus, shareholder value) by tying the financial interests of the management with our financial interests.

Base Salary. The Compensation Committee, upon the recommendation of the CEO, initially determines the amount of executive officer base salary based on factors such as prior level of pay, quality of experience, responsibilities of position and salary levels of similarly positioned executives in other companies.

For all officers, raises are determined subjectively by recommendation of the CEO and are approved by the Compensation Committee. Such raises are based upon informal evaluation by the CEO and, to a lesser extent, other executive officers.

Performance Adjustments. Once base salary has been determined, the Compensation Committee divides the executive officers into two groups: Operating Officers and Administrative Officers. The Operating Officers consist of Mr. Stewart (CEO), Mr. Franke (Vice President-Aircraft Modifications), Mr. Wagoner (Vice President- Avionics), and Mr. Fischrupp, (President-BNSI). For Mr. Fischrupp we have in place a Performance Plan which couples the executive's cash compensation with specific improvements in our operating income. Each Performance Plan is specific to the Operating Officer's segment. Generally, the incentive bonus is five percent (5%) of the business segment net income before income taxes from the business segment currently under the control of the officer. Business segment net income is defined to include all ordinary and necessary business expenses associated with the operations and financing of the business segment but does not include an allocation of corporate overhead.

In 2004, Mr. Fischrupp received performance adjustments.

Administrative Officers do not participate in the Performance Plan and, thus, do not receive a performance incentive bonus.

Stock Option Awards. The Compensation Committee may also award stock options to executive officers under the 1989, 1993 and 1995 Plans. In general, the Committee believes that stock options are an effective incentive for executive to create value for shareholders since the value of an option bears a direct relationship to appreciation in our stocks price. Obviously, when shareholder value decreases, the stock options granted to executives either decrease in value or have no value.

In 2004, the Compensation Committee did not grant any options to executive officers or employees.

President and CEO Compensation. Clark D. Stewart, our President and CEO, has an employment agreement with our Company through December 31, 2010.

Summary. The Compensation Committee believes that our executive officers are dedicated to achieving significant improvements in long-term financial performance and that the compensation policies and programs contribute to achieving this senior management focus. The Compensation Committee believes that the compensation levels during 2004 adequately reflect our compensation goals and policies.

The Compensation Committee report is submitted by:

Randal W. Wagoner Clark D. Stewart David B. Hayden
William A. Griffith William E. Logan

STOCK PERFORMANCE GRAPH

Our largest business segment is Aircraft Modifications. To provide a representative comparison of our stock performance, the following chart compares the cumulative stockholder return on our Common Stock for the last five years with the cumulative return on the OTCBB Stock Market The following chart assumes $100 invested May 1, 2000, in the above group. The total return assumes the reinvestment of dividends.

ASSUMES $100 INVESTED ON MAY 1, 1999 ASSUMES DIVIDEND REINVESTED FISCAL YEAR ENDING APR. 30, 2004 ____________________________

The peer group consists of companies with similar market capitalization. The Custom Selected Stock List is made up of the following small cap securities selected by CoreData Financial Information as peer companies: Activeworlds Corp, Atlas Pacific Ltd. Adr., Clinical Data Inc., Forward Industries, Inc., Hirsch Internat CP CL A, Interpharm Holdings Inc., Provena Foods Inc., Southern Security Life.

AUDIT FEES

We retained Weaver & Martin, L.L.C. to perform the review of our annual financial statements for the past fiscal year. The aggregate fees billed by Weaver & Martin, L.L.C. for professional services rendered for the audit of our annual financial statements for the fiscal year ended April 30, 2004, and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $50,275.

Fee Type	Fiscal 2004	Fiscal 2003
Audit fees [a] Audit related fees [b] Tax fees [c] All other fees [d] Total	$50,275 - 7,500 - --------- $57,775	$42,500 - 12,000 - --------- $54,500

a - Includes fees billed for professional services rendered in connection with the audit of the annual financial statements and for the review of the quarterly financial statements.

b - Includes fees billed for professional services rendered in connection with assurance and other activities not explicitly related to the audit of Butler's financial statements, including the audits of Butler's employee benefit plans, contract compliance reviews and accounting research.

c - Includes fees billed for domestic tax compliance and tax audits, corporate-wide tax planning and executive tax consulting and return preparation.

d - Includes fees billed for financial systems design and implementation services.

The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided to Butler by its independent auditor. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by Weaver and Martin LLC for fiscal 2005.

Financial Information Systems Design and Implementation Fees

We did not receive any services from our auditors relating to financial information systems design and implementation during the fiscal year ended April 30, 2004.

All Other Fees

The aggregate fees billed by Weaver & Martin, L.L.C. for professional fees rendered during the fiscal year ended April 30, 2004 other than as stated above under the captions Audit Fees, were $7,500. These fees were in connection with Tax preparation work for the Company. The audit committee of the board of directors has considered and determined that the services covered for those fees are compatible with maintaining the principal accountant's independence.

INDEPENDENT PUBLIC ACCOUNTANTS (Proposal No. 2)

We have engaged Weaver & Martin, L.L.C. to audit our financial statements for the years ended April 30, 2002, 2003, and 2004. Weaver & Martin, L.L.C. was able to express an opinion on the financial statements for the years ended April 30, 2002, 2003 and 2004. Representatives of Weaver & Martin, L.L.C. are expected to be present at the Annual Meeting of Shareholders, and they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

We selected Weaver & Martin, L.L.C. to be the independent public accountants for fiscal year 2005 which ends April 30, 2005, and recommend that the appointment of the auditors be ratified by the Shareholders. Although Shareholder approval is not required, it is the policy of our Board of Directors to request, whenever possible, Shareholder ratification of the appointment or reappointment of independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SHAREHOLDER RATIFICATION OF WEAVER & MARTING, L.L.C. AS OUR INDEPENDENT PUBLIC ACCOUNTANT.

If the appointment of Weaver & Martin, L.L.C. is not ratified at the meeting, the Audit Committee may consider the selection of another accounting firm.

OTHER MATTERS

Management knows of no other matters that will be presented at the meeting. If any other matter arises at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

Our Annual Report for fiscal year 2004 is enclosed. The 2004 Annual Report includes the Annual Report on Form 10-K containing our financial statements for the fiscal year ended April 30, 2004.

A copy of Form 10-K and the Annual Report as we have filed with the Securities and Exchange Commission, will be furnished without charge to any shareholder who requests it in writing to us at the address noted on the first page of this Statement.

By Order of the Board of Directors

/S/William A. Griffith
WILLIAM A. GRIFFITH, Secretary

BUTLER NATIONAL CORPORATION

PROXY SOLICITED BY BOARD OF DIRECTORS

For January 25, 2005 Annual Meeting of Shareholders

The undersigned hereby appoints William A. Griffith and Clark D. Stewart, or either of them, Proxies with full power of substitution to vote all shares of stock of Butler National Corporation of record in the name of the undersigned at the close of business on December 14, 2004, at the Annual Meeting of Shareholders of Butler National Corporation to be held on January 25, 2005 or any adjournment or adjournments hereby revoking all former proxies:

  ELECTION OF A DIRECTOR ____ For the nominee listed below ____ WITHHOLD AUTHORITY to vote for a term of three (3) years (except as marked to the contrary) for the nominee listed below

  (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

  Class I Director(s): William A. Griffith

  RATIFY THE SELECTION OF AUDITORS ____ For ____ Against ____ Abstain

(MUST BE SIGNED ON OTHER SIDE)

3. WITHOUT LIMITING THE AUTHORITY GRANTED HEREIN, THE ABOVE NAMED PROXIES ARE EXPRESSLY AUTHORIZED TO VOTE IN THEIR DISCRETION ON ALL OTHER MATTERS THAT ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. ____ For ____ Against

THE SHARE(S) REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE AND "FOR" SUCH PROPOSAL IF THERE IS NO SPECIFICATIONS. NONE OF THE PROPOSALS ARE RELATED TO OR CONDITIONED ON THE APPROVAL OF ANY OTHER PROPOSAL.

Date: ______________________________________, 2005

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(Signature)

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(Signature if jointly held)

Please sign name(s) exactly as shown at left. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign. If a corporation, please sign full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.